Exhibit 10.4

AMENDMENT NUMBER ONE

to

REINSURANCE AGREEMENT

NUMBER          308-16AY12

between

FEDERAL LIFE INSURANCE COMPANY
3750 West Deerfield Road
Riverwoods, Illinois 60015

(hereinafter referred to as “THE COMPANY”)

and

OPTIMUM RE INSURANCE COMPANY

1345 River Bend Drive, Suite 100,

Dallas, TX 75247

(hereinafter referred to as “OPTIMUM RE”)

Respecting reinsurance of a closed in-force block of Universal Life policies reinsured on YRT basis from October 1, 2017

1. Effective October 1, 2017, this Agreement shall be amended as follows:

A. Article 1.1, Scope of Reinsurance Ceded and Accepted, shall be amended and replaced by the following to reflect the addition of a closed in-force block of Universal Life policies:

1.1 Scope of Reinsurance Ceded and Accepted

Effective July 1, 2016, OPTIMUM IRE hereby agrees to assume 100% of the amount in excess of THE COMPANY’s retention, net of the existing amount of reinsurance, on THE COMPANY’s closed in-force block of Level Term policies as per the attached in-force listing specified in Schedule E. It is understood that no additional policies are to be added to this block past the effective date of this Agreement without OPTIMUM RE’s prior written approval.

Effective October 1, 2017, OPTIMUM RE hereby agrees to assume 100% of the amount in excess of THE COMPANY’s retention, net of the existing amount of reinsurance, on THE COMPANY’s closed in-force block of Universal Life policies as per the attached in-force listing specified in Schedule H. It is understood that no additional policies are to be added to this block past the effective date of this Agreement without OPTIMUM RE’s prior written approval.

The maximum reinsurance amount per life that will be ceded to OPTIMUM RE is as described in Schedule A.

B. Article 3.2, Net Amount at Risk Basis, shall be amended and replaced by the following to reflect a change in A.2 due to the administration of the closed in-force block of Universal Life policies.

3.2 Net Amount at Risk Basis

When the reinsurer does not participate in the surrender values on a policy, as in reinsurance based on YRT or cost of insurance rates, the reinsurance amount at risk shall be based on the death benefit less a fund which represents the savings element in the policies.

The overriding principle involved is that OPTIMUM RE and THE COMPANY will each continue to insure their original proportionate share of the net amount at risk.

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Net Amounts at Risk mill be defined as follows:

A. Insurance With Cash Values

1. Scheduled Face Amount and Cash Value

Amounts at risk will be projected for 10 year intervals (or until there is a scheduled change in face amount if less than 10 years). Cash, values will be used to represent the fund at the end of an interval, and amounts at risk for each intervening year will be interpolated on a straight line basis.

2. Variable Face Amount or Variable Cash Value

The amount at risk applicable to each policy year will be the projected amount at risk at the beginning of that policy year. Amounts at risk will be recalculated when THE COMPANY periodically provides updated cash values. Upon recalculation, the amount at risk will remain level until THE COMPANY provides the subsequent updated cash values. The amount at risk on which reinsurance premiums were paid will be the basis for the reinsurance claim liability.

B. Insurance Without Cash Values

This category should include policies where the cash values never exceed 10% of the face amount.

1. Scheduled Face Amount

The amount at risk applicable to each policy year will be the face amount applicable at the beginning of the policy year.

2. Variable Face Amount

The amount at risk applicable to each policy year will be the face amount projected to be applicable at the beginning of that policy year. Face amounts will be projected for five year intervals. Where actual face amounts diverge from the originally projected face amounts by more than 10%, THE COMPANY may re-establish the projected schedule at the next policy anniversary for future face amounts. If the schedule is not amended, the existing established schedule will be used for determining premium and claims liabilities.

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C. Article 4. 2, Standard, Risks, shall be amended and replaced by the following to reflect the addition of a closed in-force block of Universal Life policies:

4.2         Standard Risks

TERM BLOCK

For policies issued prior to 2009, reinsurance premiums for standard risks are calculated based on the issue age and duration for that policy by applying the appropriate percentage as specified in Schedule B to the age nearest birthday mortality tables specified in Schedule C, exclusive of policy fees.

For policies issued in 2009 and afterwards, reinsurance premiums for standard risks are calculated based on the issue age and duration for that policy by applying the appropriate percentage as specified in Schedule B to the age last birthday mortality tables specified in Schedule D, exclusive of policy fees.

UNIVERSAL LIFE BLOCK

For policies issued on forms I-385, L-7620, and, L-7929, reinsurance premiums for standard risks are calculated based on the issue age and duration for that policy by applying the appropriate percentage as specified in Schedule B to the age nearest birthday mortality tables specified in Schedule F, exclusive of policy fees.

For policies issued on form L-8031, reinsurance premiums for standard risks are calculated based on the issue age and duration for that policy by applying the appropriate percentage as specified in Schedule B to the age last birthday mortality tables specified in Schedule G, exclusive of policy fees.

TERM AND UNIVERSAL LIFE BLOCKS

For the period from the effective date of the reinsurance coverage under this Agreement up to the next policy anniversary date, THE COMPANY shall pay a pro-rated reinsurance premium to OPTIMUM RE. Following the initial reinsurance premium, all reinsurance premiums shall be as described above and in Article 7.

D. Article 8.8, Recapture, shall be renumbered to Article 8.9, and a new Article 8.8, Reduced Paid Up and Extended Term, shall be included as shown below:

8 .8         Reduced Paid Up and Extended Term

If a Reduced Paid Up or Extended Term option is selected by the policyholder, OPTIMUM RE will continue to reinsure its proportionate share of the policy.

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For policies where OPTIMUM RE does not participate in surrender value accumulation, reinsurance premiums will be calculated on a point-in-scale basis using the same YRT rates that applied to the policy and the calculation of the Net Amount at Risk according to Article 3.

8 9         Recapture

Recapture will not be permitted under this Agreement unless explicitly approved by OPTIMUM RE, except as stated in Article 3.3.

E. Schedule B shall be amended and replaced with the attached.

F. Schedules F, G, and H shall be included as attached.

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2. Signatures

The terms and conditions of this Agreement are not changed in any way except as stated herein.

IN WITNESS of the above, this Amendment is signed in duplicate on the dates indicated.

FOR: FEDERAL LIFE INSURANCE COMPANY

BY:	/s/ Paul R. Murphy	DATE:	01-10-2018

NAME:	Paul R. Murphy

TITLE:	Actuary

BY:	/s/ Dorothy M. Latuzek	DATE:	01-10-2018

NAME:	Dorothy M. Latuzek

TITLE:	Director of Underwriting

FOR: OPTIMUM RE INSURANCE COMPANY

BY:	/s/ Sebastien Blondeau	DATE:	12-20-2017

NAME:	Sebastien Blondeau

TITLE:	President & COO

BY:	/s/ Serge Goulet	DATE:	12-20-2017

NAME:	Serge Goulet

TITLE:	Managing Director

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SCHEDULE B

EFFECTIVE JULY 1, 2016
REINSURANCE PREMIUM PERCENTAGES FOR THE
CLOSED IN-FORCE BLOCK OF LEVEL TERM POLICIES

PREMIUM PERCENTAGES APPLIED TO THE APPLICABLE MORTALITY
TABLES SPECIFIED IN SCHEDULE C AND SCHEDULE D

3-CLASS TERM PRODUCTS

RISK CLASS	LEVEL TERM PERIOD	POST LEVEL TERM PERIOD
MALE PREFERRED NONTOBACCO	43%	62%
MALE RESIDUAL NONTOBACCO	52%	82%
MALE STANDARD TOBACCO	109%	169%
FEMALE PREFERRED NONTOBACCO	47%	68%
FEMALE RESIDUAL NONTOBACCO	63%	99%
FEMALE STANDARD TOBACCO	140%	217%

2-CLASS & AGGREGATE TERM PRODUCTS,

	ART ONLY	ALL OTHER TERM PLANS
RISK CLASS	ALL DURATIONS	LEVEL TERM PERIOD	POST LEVEL TERM PERIOD
MALE STANDARD NONTOBACCO	52%	52%	82%
MALE STANDARD TOBACCO	109%	109%	169%
MALE AGGREGATE	63%	63%	98%
FEMALE STANDARD NONTOBACCO	63%	63%	99%
FEMALE STANDARD TOBACCO	140%	140%	217%
FEMALE AGGREGATE	81%	81%	125%

*AFTER APPLYING THE ABOVE PERCENTAGES TO THE MORTALITY TABLES SPECIFIED, MULTIPLY THESE BY THE NET AMOUNT AT RISK PER THOUSAND AND ROUND THE RESULTING REINSURANCE PREMIUMS TO TWO DECIMAL PLACES (I.E., NEAREST CENT).

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SCHEDULE B (Continued)

EFFECTIVE JULY 1, 2016
REINSURANCE PREMIUM PERCENTAGES FOR THE
CLOSED IN-FORCE BLOCK OF LEVEL TERM POLICIES

PREMIUM PERCENTAGES APPLIED TO THE APPLICABLE MORTALITY
TABLES SPECIFIED IN SCHEDULES F AND G

RISK CLASS	ALL DURATIONS
ALL CLASSES	115%

*AFTER APPLYING THE ABOVE PERCENTAGES TO THE MORTALITY TABLES SPECIFIED, MULTIPLY THESE BY THE NET AMOUNT AT RISK PER THOUSAND AND ROUND THE RESULTING REINSURANCE PREMIUMS TO TWO DECIMAL PLACES (I.E., NEAREST CENT). FOR UNIVERSAL LIFE POLICIES, THE NET AMOUNT AT RISK SHALL BE DEFINED AS THE FACE AMOUNT MINUS THE CASH VALUE.

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SCHEDULE F

SOA 2008 VBT, AGE NEAREST BIRTHDAY,
SELECT & ULTIMATE, SMOKER AND
GENDER DISTINCT MORTALITY TABLES

PART 1 - MALE RATES

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REINSURANCE AGREEMENT

NUMBER:      308-16AY12

Between

FEDERAL LIFE INSURANCE COMPANY (MUTUAL)

3750 West Deerfield Road

Riverwoods, Illinois 60015

(hereinafter referred to as “THE COMPANY”)

And

OPTIMUM RE INSURANCE COMPANY

1345 River Bend Drive, Suite 100

Dallas, TX 75247

(hereinafter referred to as “OPTIMUM RE”)

Respecting reinsurance of a closed in-force block of Level Term policies reinsured on an Automatic YRT basis from July 1, 2016.

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8.6. Cash Values	14

8.7. Policy loans and Dividends	14

8.8. Recapture	14

ARTICLE 9 CLAIMS	15

9.1. Claims Liability	15

9.2. Notice	15

9.3. Authorization for Payment	15

9.4. Adjusted Amounts	15

9.5. Payment	15

9.6. Contest	15

9.7. Punitive Damages	16

ARTICLE 10 ARBITRATION	17

10.1. Principle	17

10.2. Arbitrators	17

10.3. Matters In Dispute	17

10.4. Procedures	17

10.5. Decision	17

10.6. Applicable Laws	17

ARTICLE 11 INSOLVENCY	18

11.1. Payment of Claims	18

11.2. Notice to OPTIMUM RE	18

11.3. Expenses	18

11.4. Right to Offset	18

ARTICLE 12 DEFERRED ACQUISITION COST TAX	19

ARTICLE 13 EXECUTION	20

13.1. Duration	20

13.2. Parties to the Agreement	20

13.3. Written Agreement	20

13.4. Change of Control/Assignment	20

13.5. Compliance	21

13.6. Signatures	21

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SCHEDULES

SCHEDULE A:	RETENTION AND REINSURANCE LIMITS

SCHEDULE B:	REINSURANCE PREMIUM PERCENTAGES FOR THE CLOSED IN-FORCE BLOCK OF LEVEL TERM POLICIES

SCHEDULE C:	US 75-80, BASIC SELECT & ULTIMATE, AGGREGATE AGE NEAREST BIRTHDAY, GENDER DISTINCT MORTALITY TABLES

PART 1 -	MALE RATES
PART 2 -	FEMALE RATES

SCHEDULE D:	US 75-80, BASIC SELECT & ULTIMATE, AGGREGATE AGE LAST BIRTHDAY, GENDER DISTINCT MORTALITY TABLES

PART 1 -	MALE RATES
PART 2 -	FEMALE RATES

SCHEDULE E:	IN-FORCE LIST OF LEVEL TERM POLICIES

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By this Agreement, FEDERAL LIFE INSURANCE COMPANY (MUTUAL), a corporation organized under the laws of the State of Illinois, hereinafter referred to as “THE COMPANY”, and OPTIMUM RE INSURANCE COMPANY, a corporation organized under the laws of the State of Texas, hereinafter referred to as “OPTIMUM RE”, mutually agree to reinsure on the following terms and conditions.

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DEFINITION OF TERMS USED IN THIS AGREEMENT

Compensatory Damages	Shall mean the amounts awarded to compensate for the actual damages sustained, and not awarded as a penalty, nor fixed in amount by statute.

Insolvency	Shall mean the legal incapacity of a company to operate as declared by a court of competent jurisdiction.

Policy	Shall mean the contract(s) of insurance issued by THE COMPANY in respect of which reinsurance is applied for and/or placed in whole or in part.

Punitive Damages	Shall mean the damages awarded as a penalty, the amount of which is not governed, nor fixed by statute.

Reinsurance Cession	Shall mean the insurance transferred to OPTIMUM RE by THE COMPANY on a policy.

Statutory Penalties	Shall mean the amounts which are awarded as a penalty, but fixed in amount by statute.

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ARTICLE 1
REINSURANCE CEDED AND ACCEPTED

1.1. Scope of Reinsurance Ceded and Accepted

OPTIMUM RE hereby agrees to assume 100% of the amount in excess of THE COMPANY’s retention, net of the existing amount of reinsurance, on THE COMPANY’s closed in-force block of Level Term policies as per the attached in-force listing specified in Schedule E. It is understood that no additional policies are to be added to this block past the effective date of this Agreement without OPTIMUM RE’s prior written approval.

The maximum reinsurance amount per life that will be ceded to OPTIMUM RE is as described in Schedule A.

1.2. Currency

Reinsurance will be in U.S. dollars. Any other currency requires specific agreement between THE COMPANY and OPTIMUM RE.

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ARTICLE 2
LIABILITY

OPTIMUM RE accepts liability for its share of the risks on eligible lives for deaths occurring on or after the effective date of the Agreement.

The liability of OPTIMUM RE on any policy shall commence on the effective date of this Agreement and end simultaneously with that of THE COMPANY.

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ARTICLE 3
REINSURANCE AMOUNT AT RISK

3.1. Face Amount Basis

When the reinsurer is participating in the accumulation of surrender values on a policy, or when there are no surrender values on a policy, the reinsurance amount shall be based on the face amount of the policy.

The overriding principle involved is that OPTIMUM RE and THE COMPANY will each continue to insure their original proportionate share of the initial face amount.

3.2. Net Amount at Risk Basis

When the reinsurer does not participate in the surrender values on a policy, as in reinsurance based on YRT or cost of insurance rates, the reinsurance amount at risk shall be based on the death benefit less a fund which represents the savings element in the policies.

The overriding principle involved is that OPTIMUM RE and THE COMPANY will each continue to insure their original proportionate share of the net amount at risk.

Net Amounts at Risk will be defined as follows:

A. Insurance With Cash Values

1. Scheduled Face Amount and Cash Value

Amounts at risk will be projected for 10 year intervals (or until there is a scheduled change in face amount if less than 10 years). Cash values will be used to represent the fund at the end of an interval, and amounts at risk for each intervening year will be interpolated on a straight line basis.

2. Variable Face Amount or Variable Cash Value

The amount at risk applicable to each policy year will be the projected amount at risk at the beginning of that policy year. Amounts at risk will be projected for five year intervals. Where an actual amount at risk diverges from an originally projected amount at risk by more than 10%, THE COMPANY may re-establish the projected Schedule at the next policy anniversary for future amounts at risk. If the Schedule is not amended, the existing established Schedule will be used for determining premium and claims liabilities.

B. Insurance Without Cash Values

This category should include policies where the cash values never exceed 10% of the face amount.

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1. Scheduled Face Amount

The amount at risk applicable to each policy year will be the face amount applicable at the beginning of the policy year.

2. Variable Face Amount

The amount at risk applicable to each policy year will be the face amount projected to be applicable at the beginning of that policy year. Face amounts will be projected for five year intervals. Where actual face amounts diverge from the originally projected face amounts by more than 10%, THE COMPANY may re-establish the projected Schedule at the next policy anniversary for future face amounts. If the Schedule is not amended, the existing established Schedule will be used for determining premium and claims liabilities.

3.3. Minimum Reinsured Risk Amount

The minimum reinsured risk amount shall be $1,000. In the event that the reinsured risk amount reduces below the minimum, THE COMPANY will automatically recapture the risk on that policy anniversary.

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ARTICLE 4
REINSURANCE PREMIUMS

4.1. Life Premiums

Until further notice, the reinsurance premiums shall be at the rates described in Articles 4.2 and 4.3.

Although OPTIMUM RE anticipates that the reinsurance premium rates in Schedule B shall apply indefinitely, it guarantees only that the reinsurance premium rates applicable to the business reinsured hereunder will not exceed the YRT net premiums at the applicable statutory minimum valuation select and ultimate mortality table and statutory maximum interest rate.

In the event THE COMPANY increases its premiums or cost-of-insurance charges on any block of policies, OPTIMUM RE reserves the right to review and modify its reinsurance premium rates. Any such increase in the reinsurance premium rates shall be in proportion to THE COMPANY’s increase in premiums or cost-of-insurance charges.

The increase in the reinsurance premium rates shall become effective on the policy anniversary dates beginning no sooner than 30 days after OPTIMUM RE has given its written notice to THE COMPANY of its intent to increase the reinsurance premium rates and no sooner than the COMPANY’s increase in its premiums or cost-of-insurance charges.

4.2. Standard Risks

For policies issued prior to 2009, reinsurance premiums for standard risks are calculated based on the issue age and attained duration for that policy by applying the appropriate percentage as specified in Schedule B to the age nearest mortality tables specified in Schedule C, exclusive of policy fees.

For policies issued in 2Q09 and afterwards, reinsurance premiums for standard risks are calculated based on the issue age and attained duration for that policy by applying the appropriate percentage as specified in Schedule B to the age last mortality tables specified in Schedule D, exclusive of policy fees.

For the period from the effective date of this Agreement up to the next policy anniversary date, THE COMPANY shall pay a pro-rated reinsurance premium to OPTIMUM RE. Following the initial reinsurance premium, all reinsurance premiums shall be as described above and in Article 7.

4.3. Substandard Risks

Substandard reinsurance premiums shall be paid on policies which have been underwritten as a substandard risk. The substandard extra premium rate per $1,000 for one table (25% mortality) is 25% of the standard rate. The extra premium for additional tables is the corresponding multiple of the extra premium rate for one table.

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When a flat extra premium is charged by THE COMPANY, a flat extra reinsurance premium is paid at the same rate and for the same period.

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ARTICLE 5
ALLOWANCES

5.1. Allowances

There are no allowances payable on the standard and substandard life premiums based on the YRT rates in Schedule B.

Allowances on Flat Extra Premiums

On permanent (6 years or more) flat extra premiums:

1st year	:	75%

Renewals	:	10%

On temporary (5 years of less) flat extra premiums:

All years	:	10%

5.2. Premium Taxes

OPTIMUM RE shall not reimburse THE COMPANY for state premium tax or any other tax levied on THE COMPANY.

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ARTICLE 6
GENERAL PROCEDURES

6.1. Inspection of Records

OPTIMUM RE shall have the right to inspect, make copies of, or reproduce, at any reasonable time, at the office of THE COMPANY, all books and documents relating to reinsurance under this Agreement.

6.2. Errors and Omissions

It is expressly understood and agreed that if failure to comply with any terms of this Agreement is shown to be unintentional and the result of administrative errors or omissions on the part of either THE COMPANY or OPTIMUM RE, both THE COMPANY and OPTIMUM RE shall be restored to the position they would have occupied had no such error or omission occurred.

This provision shall apply only to oversights, misunderstandings or clerical errors relating to the administration of reinsurance covered by this Agreement and not to the administration of the insurance provided by THE COMPANY to its insured. Any negligent or deliberate acts or omissions by THE COMPANY regarding the insurance provided are the responsibility of THE COMPANY and its liability insurer, if any, but not that of OPTIMUM RE.

Furthermore, the deviating party will undertake to identify, through a prudent review of its records all other errors and omissions of the same or similar category and correct them within a mutually negotiated time frame.

If seven (7) years have elapsed since the error or oversight occurred, there will not be rectification as above, unless both OPTIMUM RE and THE COMPANY agree to such rectification.

6.3. Reserves

OPTIMUM RE will establish appropriate reserves in accordance with the Standard Valuation Law in effect in Texas, on the portion of policies reinsured, and in force, as reported to OPTIMUM RE under this Agreement.

6.4. Reporting

THE COMPANY shall promptly report all transactions to OPTIMUM RE. In particular, but not limited to, changes and terminations.

Should THE COMPANY encounter, or expect to encounter, delays in reporting its business; it shall promptly:

1.	Notify OPTIMUM RE of the situation; and

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2.	Present OPTIMUM RE with a plan of action to correct the situation, including a time frame to solve the problem.

OPTIMUM RE, upon receipt of the above, may request that THE COMPANY:

1.	Make modifications to the plan;

2.	Pay estimated premiums for the duration of the reporting problem; and/or

3.	Report larger individual exposures manually, until the situation is resolved.

In any case where the above is not met, or if the plan is not accepted by both OPTIMUM RE and THE COMPANY, or when the plan is not adhered to, OPTIMUM RE reserves the right to deny liability on claims or limit refunds of reinsurance premiums.

6.5. Confidentiality

THE COMPANY and OPTIMUM RE agree that Customer and Proprietary Information will be treated as confidential. Customer Information includes, but is not limited to, medical, financial, and other personal information about proposed, current, and former policy owners, insureds, applicants, and beneficiaries of policies issued by THE COMPANY. Proprietary Information includes, but is not limited to, business plans, mortality and lapse studies, underwriting manuals and guidelines, applications and contract forms. Furthermore, the specific terms and conditions of this Agreement, cannot be disclosed to any other party for competitive use, unless prior written approval is obtained.

Customer and Proprietary Information will not include information that:

a.	is or becomes available to the general public through no fault of the party receiving the Customer or Proprietary Information (the “Recipient”);

b.	is independently developed by the Recipient;

c.	is acquired by the Recipient from a third party not covered by a confidentiality agreement; or

d.	is disclosed under a court order, law or regulation.

The parties will not disclose such information to any other parties unless agreed to in writing, except as necessary for retrocession purposes, as requested by external auditors, as required by court order, or as required or allowed by law or regulation.

THE COMPANY acknowledges that OPTIMUM RE can aggregate data with other companies reinsured with OPTIMUM RE as long as the data cannot be identified as belonging to THE COMPANY.

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ARTICLE 7
ACCOUNTING AND BILLING

7.1. Reinsurance Premiums

For the period from the effective date of this Agreement up to the next policy anniversary date, the reinsurance premiums are due at the effective date of this Agreement. Following the initial payment of reinsurance premiums, reinsurance premiums are due on the policy anniversary date and payable to OPTIMUM RE on an annual basis regardless of how premiums are paid to THE COMPANY.

7.2. Individual Cession Billing

OPTIMUM RE will submit every month to THE COMPANY a listing of changes and terminations, and a statement of amounts payable.

The net balance is due to OPTIMUM RE within 30 days of receiving the statement. If a balance is due to THE COMPANY, OPTIMUM RE will remit its payment with the statement.

7.3. Late Payment

Any overdue balance bears interest from the end of a 30-day period following receipt of the monthly billing.

The interest for the period from 30 to 60 days will be the then current annual prime interest rate of the JP Morgan Chase Bank, Dallas, Texas calculated on a monthly basis.

For each additional month, after 60 days that a balance remains unpaid, interest will be calculated using the above annual rate plus 2%.

The payment of reinsurance premiums shall be a condition precedent to the liability of OPTIMUM RE under this Agreement. If any premium remains unpaid for more than 60 days after the due date, OPTIMUM RE may send to THE COMPANY a formal demand for immediate payment. If THE COMPANY does not comply with this demand within 30 days, then OPTIMUM RE may cancel any unpaid reinsurance cessions for nonpayment of premium; however, any unpaid premiums to the time of cancellation would be due with interest.

THE COMPANY will not force cancellation under the provisions of this Article solely to circumvent the provisions regarding recapture in Article 8.8., or to transfer the reinsured policies to another reinsurer.

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ARTICLE 8
CHANGES AND ADJUSTMENTS

8.1. Change Information

THE COMPANY will keep OPTIMUM RE informed of any changes or adjustments affecting a reinsured case. If a change affects either the reinsurance premiums or allowances, or amount at risk, THE COMPANY will provide OPTIMUM RE with the necessary information to complete a modified Reinsurance Cession Form.

8.2. Reductions

If a policy is changed in any way that results in a reduction in the amount of insurance on any policy, the amount of reinsurance on that policy will be reduced proportionately.

If a Life has multiple policies and one or more are terminated or reduced, the reinsurance on remaining policies for that same Life that are reinsured under this Agreement will not be reduced to allow THE COMPANY to fill its retention.

If more than one reinsurer has a cession on that policy, each reinsurer’s cession will be reduced proportionately.

8.3. Reinstatements

If a policy reinsured with OPTIMUM RE lapses and is subsequently reinstated under THE COMPANY’s regular rules, the reinsurance will automatically be reinstated for the same amount, upon receipt by OPTIMUM RE of written notice of the reinstatement. All other reinstatement requests shall be submitted to OPTIMUM RE for its approval before THE COMPANY can reinstate such policy.

THE COMPANY shall pay all reinsurance premiums in arrears for the same period THE COMPANY received premiums in arrears under its policy, including interest, if any.

8.4. Conversions

When a conversion right is contractually available under the original plan, provided the conversion occurs before age 65, OPTIMUM RE shall continue to reinsure its share of the policy. The reinsurance premiums shall be calculated on a point-in-scale basis using the same reinsurance factor specified in Schedule B, at the time of the policy conversion, for the conversion plan. The calculation of the Net Amount at Risk shall be as described in Article 3.

8.5. Terminations

At termination of a policy, other than death, all premiums and allowances, excluding cession fees, are adjusted pro rata for the period of coverage.

In the event of termination by death, there will be no adjustment of premiums.

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8.6. Cash Values

OPTIMUM RE will not participate in the payment of cash values.

8.7. Policy loans and Dividends

OPTIMUM RE will not participate in policy loans or dividends.

8.8. Recapture

Recapture will not be permitted under this Agreement unless explicitly approved by OPTIMUM RE, except as stated in Article 3.3.

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ARTICLE 9
CLAIMS

9.1. Claims Liability

OPTIMUM RE will be liable to THE COMPANY for the benefits reinsured hereunder to the same extent as THE COMPANY is liable to the insured for such benefits, and all reinsurance will be subject to the terms and conditions of the policy under which THE COMPANY is liable. OPTIMUM RE will also be liable for its proportionate share of interest on payment of the claim at the usual interest rate allowed by THE COMPANY.

9.2. Notice

THE COMPANY will give OPTIMUM RE prompt notice of any claim. Copies of notification, claim papers and proofs will be furnished to OPTIMUM RE within ten (10) working days of having been received by THE COMPANY.

9.3. Authorization for Payment

On all claims, THE COMPANY must obtain the approval of OPTIMUM RE prior to acknowledgment of its liability to the claimant.

9.4. Adjusted Amounts

In the event the amount of insurance provided by a policy reinsured hereunder is increased or reduced because of a misstatement of age or sex established after the death of the insured, OPTIMUM RE will share in the increase or reduction in the proportion that the liability of OPTIMUM RE bore to the total liability under the policy immediately prior to such increase or reduction.

9.5. Payment

On death claims, OPTIMUM RE will pay its share in a lump sum to THE COMPANY without regard to the form of claim settlement. OPTIMUM RE is not responsible for usual claim expenses that THE COMPANY incurs in claim settlement such as compensation of employees and routine investigative expenses.

9.6. Contest

THE COMPANY will advise OPTIMUM RE of its intention to contest, compromise or litigate a claim or rescind a contract involving reinsurance. If after reviewing the complete file OPTIMUM RE agrees in writing with THE COMPANY’s intention, then OPTIMUM RE agrees to pay a share of the expenses incurred by THE COMPANY in contesting or investigating a claim on a reinsured policy or in rescinding a reinsured policy, in proportion to the respective liabilities of OPTIMUM RE and THE COMPANY. Compensation of officers and employees of THE COMPANY is not deemed a claim expense.

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If OPTIMUM RE declines to be a party to a claim contest, OPTIMUM RE will discharge any and all liability by payment of its full share of the claim to THE COMPANY according to the terms and conditions of this Agreement.

9.7. Punitive Damages

OPTIMUM RE will not participate in punitive, compensatory or statutory damages or penalties which are awarded against THE COMPANY as a result of an act, omission or course of conduct committed solely by THE COMPANY in connection with the insurance reinsured under this Agreement.

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ARTICLE 10
ARBITRATION

10.1. Principle

The parties express their formal intention to resolve any differences arising from the interpretation or execution of this Agreement in accordance with equity and usage rather than according to strict legal rules. Any difference that cannot be resolved by the parties shall be submitted to arbitration by written notice sent by one party to the other. The location for arbitration shall be Dallas, Texas.

10.2. Arbitrators

There shall be three disinterested arbitrators who shall be officers or retired officers of life insurance or reinsurance companies other than the parties to the Agreement or their subsidiaries. The arbitrators shall be disinterested parties and cannot be jurists, present or former employees of one of the parties or their affiliate or therefore related to the management of one of the parties or their affiliates. Each of the parties shall appoint one of the arbitrators and these two arbitrators shall select the third. In the event that either party should fail to choose an arbitrator within thirty days after the other party has given notice of its arbitrator appointment, that party may choose two arbitrators who shall in turn choose a third arbitrator before entering arbitration.

Any arbitrator who does not perform their duties or resigns will be replaced by the party who originally selected that arbitrator.

10.3. Matters In Dispute

The parties will state together or separately the subjects in dispute and submit them in writing to the arbitrators along with the necessary documents.

10.4. Procedures

The arbitrators must themselves establish the procedure to be followed: they are exempt from any judicial formality or rule. They can adjudicate and are empowered to act as mediators. They shall decide how the arbitration costs are apportioned.

10.5. Decision

The award rendered by the majority, must be in writing, give the reasons for the decision and be signed by each arbitrator. The parties agree to abide by the decision rendered and to consider the award as final and binding on both parties.

10.6. Applicable Laws

Should there be improprieties in the arbitration process or if one of the parties objects to the implementation of the arbitration process, the laws of the State of Texas shall then apply.

17

ARTICLE 11
INSOLVENCY

11.1. Payment of Claims

In the event of insolvency of THE COMPANY, all claims under this Agreement will be paid by OPTIMUM RE directly to THE COMPANY, its liquidator, receiver or statutory successor. OPTIMUM RE’s share of claims will be paid without diminution because of the insolvency of THE COMPANY, provided that all reinsurance premiums have been duly paid and subject to Article 11.4.

OPTIMUM RE shall be liable only for the claims actually paid by THE COMPANY to the insured or its beneficiary on amounts reinsured and shall not be or become liable for any amounts or reserves to be held by THE COMPANY on policies reinsured under this Agreement.

11.2. Notice to OPTIMUM RE

In the event of the insolvency of THE COMPANY, the liquidator, receiver, or statutory successor of THE COMPANY will give written notice of a pending claim against THE COMPANY on any policy reinsured, within a reasonable time after the claim is filed in the insolvency proceedings. While the claim is pending, OPTIMUM RE may investigate and interpose, at its own expense, in the proceedings where the claim is to be adjudicated, any defenses which it may deem available to THE COMPANY or its liquidator, receiver, or statutory successor.

11.3. Expenses

The expenses incurred by OPTIMUM RE will be charged, subject to court approval, against THE COMPANY as expenses of liquidation to the extent of a proportionate share of the benefit which accrues to THE COMPANY as a result of the defenses undertaken by OPTIMUM RE. Where two or more reinsurers are involved and a majority in interest elects to defend a claim, the expenses will be apportioned in accordance with the terms of the reinsurance agreements as if the expenses had been incurred by THE COMPANY.

11.4. Right to Offset

In the event of the insolvency of either OPTIMUM RE or THE COMPANY, any amounts owed by OPTIMUM RE to THE COMPANY and by THE COMPANY to OPTIMUM RE with respect to this and all other Reinsurance Agreements between OPTIMUM RE and THE COMPANY, shall be offset against each other with the balance to be paid by the appropriate party.

18

ARTICLE 12
DEFERRED ACQUISITION COST TAX

THE COMPANY and OPTIMUM RE mutually agree to the following pursuant to Section 1.848-2(g)(8) of the Income Tax Regulations issued December 29, 1992 of the Internal Revenue Code of 1986.

1.	The Party with net positive consideration for the Agreement(s) for each taxable year shall compute specified policy acquisition expenses without regard to the general deductions limitation of Section 848(c)(1).

2.	THE COMPANY and OPTIMUM RE agree to exchange information pertaining to the amount of net consideration as determined for all reinsurance agreements in force between them to ensure consistency or as may otherwise be required by the Internal Revenue Service.

3.	THE COMPANY will submit a Schedule to OPTIMUM RE by June 1st of its calculation of the net consideration for the preceding calendar year. This calculation shall be accompanied by a statement signed by an officer of THE COMPANY stating that THE COMPANY will report such net consideration in its tax return for the preceding calendar year.

4.	OPTIMUM RE shall advise THE COMPANY if it disagrees with the amounts provided and OPTIMUM RE and THE COMPANY agree to amicably resolve any difference. The amounts provided by THE COMPANY shall be presumed correct if it does not receive a response from OPTIMUM RE at the latest 30 days after receipt by OPTIMUM RE of these amounts or by May 30th of the current year.

19

ARTICLE 13
EXECUTION

13.1. Duration

This Agreement will be effective on July 1, 2016. Reinsurance for these policies shall remain in-force until termination of the original policy with THE COMPANY or as provided elsewhere within this Agreement.

13.2. Parties to the Agreement

This is an agreement solely between THE COMPANY and OPTIMUM RE. There will be no legal relationship between OPTIMUM RE and any person having an interest of any kind in any of THE COMPANY’s insurance, or between OPTIMUM RE and any other reinsurer, or between OPTIMUM RE and any other third party.

13.3. Written Agreement

A. Entirety

This Agreement shall constitute the entire agreement between THE COMPANY and OPTIMUM RE with respect to the business reinsured hereunder. There are no understandings between THE COMPANY and OPTIMUM RE other than as expressed in this Agreement.

B. Amendments

Any change or modification to the Agreement shall be null and void unless made by amendment to the Agreement and signed by both parties.

C. Waiver

A waiver of any provision(s) of this Agreement shall constitute a waiver only with respect to the particular circumstance for which it is given and not a waiver for any future circumstances.

D. Severability

If any section or provision of this Agreement is determined to be invalid or unenforceable, such determination will not impact or affect the validity or the enforceability of the remaining sections or provisions of this Agreement.

13.4. Change of Control/Assignment

Neither THE COMPANY nor its liquidator, receiver, or statutory successor will, without the prior written consent of OPTIMUM RE, sell, assign, transfer, or otherwise dispose of this Agreement, or any interest in this Agreement, by voluntary or involuntary act.

20

13.5. Compliance

THE COMPANY represents that to the best of its knowledge and belief it is, and shall use its best efforts to continue to be, in substantial compliance in all material respects with all laws, regulations, and judicial and administrative orders applicable to the business reinsured under this Agreement, including but not limited to, privacy laws and the maintenance of an effective anti-money laundering policy, (collectively, the “Law”). Neither THE COMPANY nor OPTIMUM RE shall be required to take any action under this Agreement that would result in it being in violation of the Law, which shall include requirements enforced by the U.S. Treasury Department Office of Foreign Assets Control and Terrorist Financing Act. THE COMPANY and OPTIMUM RE acknowledge and agree that a claim under this Agreement is not payable if payment would cause OPTIMUM RE to be in violation of the Law. Should either party discover a reinsurance payment has been made in violation of the Law, it shall notify the other party and the parties shall cooperate in order to take all necessary corrective actions.

13.6. Signatures

IN WITNESS of the above, this Agreement is signed in duplicate on the dates indicated.

FOR: FEDERAL LIFE INSURANCE COMPANY

BY:	DATE:

NAME:

TITLE:

BY:	DATE:

NAME:

TITLE:

FOR: OPTIMUM RE INSURANCE COMPANY

BY:	/s/ Sebastien Blondeau	DATE:	8-26-2016

NAME:	Sebastien Blondeau

TITLE:	President & COO

BY:	/s/ Serge Goulet	DATE:	8-26-2016

NAME:	Serge Goulet

TITLE:	Managing Director

21

SCHEDULE A
RETENTION AND REINSURANCE LIMITS

FEDERAL LIFE INSURANCE COMPANY (MUTUAL)

LIFE

THE COMPANY’S Retention Limit per Life	20% retained on all ceded amounts.

Maximum Reinsurance Amount per Life	$208,000

Minimum Cession	$5,000

22

SCHEDULE B
REINSURANCE PREMIUM PERCENTAGES FOR THE CLOSED IN-FORCE BLOCK OF LEVEL TERM POLICIES

PREMIUM PERCENTAGES APPLIED TO THE APPLICABLE MORTALITY
TABLES SPECIFIED IN SCHEDULE C AND SCHEDULE D

3-CLASS TERM PRODUCTS

RISK CLASS	LEVEL TERM PERIOD	POST LEVEL TERM PERIOD
MALE PREFERRED NONTOBACCO	43%	62%
MALE RESIDUAL NONTOBACCO	52%	82%
MALE STANDARD TOBACCO	109%	169%
FEMALE PREFERRED NONTOBACCO	47%	68%
FEMALE RESIDUAL NONTOBACCO	63%	99%
FEMALE STANDARD TOBACCO	140%	217%

*AFTER APPLYING THE ABOVE PERCENTAGES TO THE MORTALITY TABLES SPECIFIED IN SCHEDULE C OR SCHEDULE D, MULTIPLY THESE BY THE NET AMOUNT AT RISK PER THOUSAND AND ROUND THE RESULTING REINSURANCE PREMIUMS TO TWO DECIMAL PLACES (I.E., NEAREST CENT).

2-CLASS & AGGREGATE TERM PRODUCTS

	ART ONLY	ALL OTHER TERM PLANS
RISK CLASS	ALL DURATIONS	LEVEL TERM PERIOD	POST LEVEL TERM PERIOD
MALE STANDARD NONTOBACCO	52%	52%	82%
MALE STANDARD TOBACCO	109%	109%	169%
MALE AGGREGATE	63%	63%	98%
FEMALE STANDARD NONTOBACCO	63%	63%	99%
FEMALE STANDARD TOBACCO	140%	140%	217%
FEMALE AGGREGATE	81%	81%	125%

*AFTER APPLYING THE ABOVE PERCENTAGES TO THE MORTALITY TABLES SPECIFIED IN SCHEDULE C OR SCHEDULE D, MULTIPLY THESE BY THE NET AMOUNT AT RISK PER THOUSAND AND ROUND THE RESULTING REINSURANCE PREMIUMS TO TWO DECIMAL PLACES (I.E., NEAREST CENT).

23

SCHEDULE C
US 75-80, BASIC SELECT & ULTIMATE, AGGREGATE AGE NEAREST BIRTHDAY, GENDER DISTINCT MORTALITY TABLES

PART 1	-	MALE RATES

24

Extended Basic US 1975-80 Select and Ultimate Automatic YRT Rates

Male Aggregate	Age Nearest Birthday

	Policy Year																Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16+	Age
0	1.23	0.74	0.48	0.43	0.38	0.34	0.33	0.29	0.27	0.27	0.25	0.28	0.31	0.38	0.54	0.68	15
1	0.49	0.47	0.42	0.36	0.28	0.23	0.22	0.22	0.24	0.24	0.27	0.30	0.38	0.54	0.68	1.01	16
2	0.35	0.37	0.33	0.28	0.23	0.22	0.21	0.24	0.24	0.27	0.30	0.37	0.54	0.68	1.01	1.14	17
3	0.35	0.29	0.25	0.23	0.22	0.20	0.22	0.24	0.27	0.30	0.37	0.53	0.68	1.01	1.14	1.22	18
4	0.29	0.25	0.23	0.22	0.20	0.22	0.24	0.27	0.30	0.36	0.52	0.66	0.99	1.11	1.22	1.31	19
5	0.25	0.23	0.22	0.20	0.22	0.24	0.27	0.30	0.36	0.50	0.66	0.96	1.09	1.16	1.31	1.37	20
6	0.23	0.22	0.20	0.22	0.24	0.27	0.30	0.36	0.50	0.66	0.94	1.07	1.14	1.21	1.37	1.40	21
7	0.19	0.20	0.22	0.24	0.27	0.30	0.35	0.50	0.66	0.87	1.05	1.13	1.19	1.23	1.40	1.41	22
8	0.18	0.21	0.21	0.27	0.29	0.35	0.50	0.66	0.87	1.05	1.13	1.19	1.23	1.30	1.39	1.40	23
9	0.19	0.20	0.24	0.29	0.35	0.50	0.66	0.87	1.05	1.13	1.19	1.23	1.30	1.35	1.36	1.38	24
10	0.18	0.22	0.27	0.35	0.50	0.66	0.87	1.05	1.13	1.19	1.23	1.30	1.35	1.36	1.32	1.34	25
11	0.20	0.25	0.34	0.50	0.66	0.87	1.05	1.13	1.19	1.23	1.30	1.35	1.36	1.30	1.27	1.29	26
12	0.23	0.32	0.50	0.66	0.87	1.05	1.13	1.19	1.23	1.30	1.35	1.36	1.30	1.2.5	1.20	1.24	27
13	0.30	0.46	0.63	0.87	1.05	1.12	1.19	1.22	1.24	1.28	1.31	1.30	1.25	1.20	1.16	1.20	28
14	0.44	0.59	0.87	1.05	1.12	1.17	1.22	1.23	1.23	1.24	1.26	1.25	1.19	1.16	1.13	1.17	29
15	0.58	0.87	1.05	1.12	1.17	1.21	1.23	1.22	1.20	1.20	1.19	1.18	1.13	1.12	1.11	1.14	30
16	0.87	1.05	1.12	1.17	1.21	1.20	1.21	1.19	1.16	1.14	1.12	1.12	1.09	1.09	1.09	1.12	31
17	1.05	1.12	1.17	1.21	1.20	1.18	1.18	1.15	1.11	1.07	1.05	1.06	1.05	1.06	1.08	1.11	32
18	1.03	1.10	1.13	1.15	1.14	1.11	1.11	1.07	1.04	1.01	1.00	1.02	1.01	1.03	1.07	1.12	33
19	1.00	1.05	1.06	1.07	1.05	1.04	1.02	0.98	0.96	0.95	0.97	0.97	0.98	1.01	1.07	1.14	34
20	0.93	0.97	0.97	0.97	0.97	0.95	0.93	0.90	0.90	0.91	0.93	0.94	0.96	1.01	1.08	1.17	35
21	0.84	0.87	0.87	0.87	0.87	0.86	0.85	0.83	0.85	0.86	0.90	0.92	0.96	1.02	1.11	1.22	36
22	0.73	0.76	0.76	0.76	0.77	0.77	0.77	0.77	0.80	0.83	0.88	0.91	0.96	1.04	1.15	1.28	37
23	0.73	0.76	0.75	0.75	0.75	0.76	0.77	0.77	0.80	0.84	0.90	0.94	1.00	1.10	1.21	1.36	38
24	0.73	0.74	0.73	0.73	0.74	0.76	0.77	0.78	0.82	0.87	0.93	0.97	1.05	1.17	1.29	1.45	39
25	0.72	0.72	0.72	0.72	0.74	0.76	0.77	0.79	0.84	0.90	0.96	1.03	1.12	1.25	1.38	1.56	40
26	0.70	0.70	0.71	0.72	0.73	0.76	0.78	0.82	0.88	0.95	1.02	1.09	1.20	1.35	1.49	1.70	41
27	0.68	0.68	0.70	0.71	0.73	0.77	0.81	0.86	0.92	1.01	1.08	1.17	1.30	1.47	1.63	1.87	42
28	0.66	0.68	0.71	0.73	0.76	0.81	0.86	0.92	1.00	1.08	1.17	1.28	1.42	1.61	1.81	2.07	43
29	0.65	0.68	0.73	0.76	0.81	0.86	0.92	1.00	1.08	1.17	1.28	1.42	1.58	1.81	2.03	2.31	44
30	0.64	0.68	0.76	0.81	0.86	0.92	1.00	1.08	1.17	1.28	1.42	1.58	1.81	2.03	2.26	2.58	45
31	0.63	0.69	0.79	0.86	0.92	1.00	1.08	1.17	1.28	1.42	1.58	1.81	2.03	2.26	2.53	2.89	46
32	0.63	0.71	0.84	0.92	1.00	1.08	1.17	1.28	1.40	1.58	1.81	2.03	2.26	2.53	2.83	3.24	47
33	0.63	0.72	0.88	0.98	1.08	1.17	1.28	1.40	1.58	1.78	2.01	2.25	2.53	2.83	3.17	3.61	48
34	0.63	0.73	0.93	1.05	1.17	1.28	1.40	1.58	1.78	2.01	2.24	2.53	2.81	3.16	3.54	4.02	49

C-1-1

Extended Basic US 1975-80 Select and Ultimate Automatic YRT Rates

Male Aggregate	Age Nearest Birthday

	Policy Year																Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16+	Age
35	0.63	0.76	0.99	1.14	1.28	1.40	1.58	1.78	2.01	2.24	2.53	2.80	3.13	3.52	3.94	4.45	50
36	0.65	0.79	1.06	1.25	1.40	1.58	1.78	2.01	2.24	2.53	2.80	3.10	3.48	3.91	4.36	4.92	51
37	0.67	0.84	1.15	1.37	1.58	1.78	2.01	2.24	2.53	2.80	3.08	3.43	3.86	4.32	4.82	5.44	52
38	0.70	0.89	1.23	1.47	1.70	1.91	2.16	2.41	2.72	3.04	3.35	3.76	4.25	4.28	5.33	6.00	53
39	0.74	0.95	1.33	1.59	1.83	2.07	2.33	2.60	2.93	3.27	3.64	4.10	4.67	5.28	5.88	6.61	54
40	0.79	1.02	1.45	1.73	2.00	2.23	2.51	2.79	3.13	3.51	3.94	4.47	5.13	5.82	6.48	7.27	55
41	0.85	1.11	1.59	1.90	2.17	2.42	2.70	2.98	3.33	3.75	4.24	4.86	5.62	6.41	7.12	8.01	56
42	0.92	1.22	1.76	2.09	2.37	2.62	2.89	3.18	3.52	3.99	4.57	5.28	6.15	7.05	7.85	8.82	57
43	0.99	1.37	1.92	2.30	2.61	2.88	3.18	3.47	3.83	4.33	4.96	5.71	6.63	7.61	8.50	9.73	58
44	1.08	1.53	2.11	2.52	2.86	3.17	3.47	3.79	4.17	4.70	5.37	6.16	7.16	8.20	9.22	10.75	59
45	1.17	1.72	2.31	2.75	3.13	3.47	3.79	4.14	4.56	5.08	5.80	6.66	7.73	8.85	10.02	11.89	60
46	1.28	1.94	2.51	3.00	3.40	3.78	4.14	4.56	4.91	5.48	6.28	7.19	8.35	9.56	10.89	13.17	61
47	1.39	2.17	2.73	3.25	3.69	4.13	4.56	4.89	5.31	5.93	6.79	7.78	9.03	10.34	11.85	14.57	62
48	1.49	2.27	2.84	3.40	3.90	4.38	4.87	5.28	5.80	6.49	7.53	8.64	9.94	11.30	12.79	16.07	63
49	1.60	2.35	2.95	3.54	4.09	4.62	5.18	5.70	6.33	7.12	8.36	9.60	10.96	12.32	13.75	17.71	64
50	1.70	2.42	3.04	3.66	4.29	4.87	5.51	6.15	6.93	7.83	9.30	10.69	12.06	13.40	14.77	19.50	65
51	1.80	2.48	3.12	3.77	4.47	5.12	5.86	6.65	7.59	8.61	10.35	11.89	13.24	14.56	15.83	21.47	66
52	1.90	2.52	3.17	3.85	4.65	5.38	6.23	7.20	8.32	9.48	11.51	13.18	14.52	15.80	16.96	23.65	67
53	2.06	2.75	3.46	4.23	5.08	5.90	6.84	7.89	9.11	10.43	12.63	14.52	15.80	16.96	19.16	26.05	68
54	2.23	2.99	3.78	4.64	5.57	6.47	7.52	8.66	9.96	11.44	13.85	15.80	16.96	19.16	21.62	28.69	69
55	2.41	3.27	4.12	5.10	6.11	7.11	8.27	9.50	10.86	12.54	15.17	16.96	19.16	21.62	24.39	31.57	70
56	2.61	3.56	4.51	5.61	6.71	7.83	9.09	10.38	11.83	13.73	16.62	19.16	21.62	24.39	27.47	34.68	71
57	2.82	3.89	4.94	6.18	7.38	8.60	9.96	11.33	12.87	15.03	18.21	21.36	24.39	27.15	30.87	38.00	72
58	2.96	4.13	5.44	6.74	8.10	9.20	10.59	12.05	13.66	15.94	19.22	22.43	25.64	28.58	32.76	41.60	73
59	3.10	4.37	6.00	7.34	8.87	9.82	11.23	12.79	14.47	16.88	20.25	23.49	26.85	29.94	34.70	45.54	74
60	3.23	4.63	6.61	7.97	9.71	10.46	11.89	13.57	15.32	17.85	21.28	24.48	27.97	31.28	36.71	49.90	75
61	3.37	4.89	7.26	8.64	10.46	11.59	12.58	14.38	16.18	18.82	22.26	25.39	29.04	32.61	38.82	54.71	76
62	3.50	5.14	7.97	9.36	11.59	11.83	13.29	15.21	17.05	19.77	23.18	26.21	30.06	33.93	41.03	60.03	77
63	3.89	5.77	8.74	10.48	11.83	13.29	15.21	17.05	20.11	22.42	25.79	28.87	33.14	37.75	44.66	65.85	78
64	4.32	6.47	9.57	11.73	13.29	15.21	17.05	20.11	22.42	25.79	28.69	32.93	36.55	42.02	48.60	72.18	79
65	4.80	7.26	10.50	13.13	15.21	17.05	20.11	22.42	25.79	28.69	32.93	35.12	40.34	46.75	52.83	79.02	80
66	5.32	8.14	11.51	14.69	17.05	20.11	22.42	25.79	28.69	32.93	34.69	38.78	44.51	51.97	57.68	86.36	81
67	5.91	9.12	12.62	16.42	20.11	22.42	25.79	28.69	32.93	34.47	38.42	42.80	49.08	57.68	62.18	94.12	82
68	6.51	10.04	13.89	18.04	22.04	24.54	28.23	31.44	34.47	37.82	42.14	46.91	53.73	62.18	67.77	102.35	83
69	7.17	11.05	15.25	19.76	24.12	26.87	30.94	34.47	37.82	41.49	46.20	51.36	58.72	67.77	73.69	111.41	84

C-1-2

Extended Basic US 1975-80 Select and Ultimate Automatic YRT Rates

Male Aggregate	Age Nearest Birthday

	Policy Year																Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16+	Age
70	7.89	12.14	16.72	21.64	26.41	29.44	33.92	37.82	41.49	45.48	50.57	56.13	64.00	73.69	80.22	121.31	85
71	9.53	14.60	19.60	24.97	29.44	34.32	41.78	48.80	57.45	65.58	74.61	84.52	95.47	107.84	121.31	132.05	86
72	11.40	16.64	22.87	28.77	34.15	39.89	48.34	56.16	65.58	74.61	84.52	95.39	107.67	121.31	132.05	143.63	87
73	13.52	19.13	26.61	33.20	39.52	46.21	55.72	64.40	74.61	84.52	95.39	107.62	121.31	132.05	143.63	156.05	88
74	15.94	22.46	30.70	38.25	45.60	53.35	64.01	73.58	84.52	95.39	107.62	121.31	132.05	143.63	156.05	169.12	89
75	18.71	26.26	35.35	43.95	52.45	61.35	73.23	83.67	95.39	107.62	121.31	132.05	143.63	156.05	169.12	182.61	90
76	21.88	30.62	40.61	50.35	60.12	70.26	83.39	94.78	107.62	121.31	132.05	143.63	156.05	169.12	182.61	196.52	91
77	25.51	34.90	46.52	57.51	68.66	80.09	94.57	107.29	121.31	132.05	143.63	156.05	169.12	182.61	196.52	210.85	92
78	29.63	40.42	53.12	65.47	78.04	90.90	107.18	121.31	132.05	143.63	156.05	169.12	182.61	196.52	210.85	225.60	93
79	34.65	46.62	60.45	74.20	88.36	103.10	121.31	132.05	143.63	156.05	169.12	182.61	196.52	210.85	225.60	240.77	94
80	40.30	53.54	68.50	83.78	99.99	116.79	132.05	143.63	156.05	169.12	182.61	196.52	210.85	225.60	240.77	256.36	95
81	46.63	61.18	77.33	94.56	113.02	132.05	143.63	156.05	169.12	182.61	196.52	210.85	225.60	240.77	256.36	272.37	96
82	53.65	69.60	87.27	106.64	127.54	143.63	156.05	169.12	182.61	196.52	210.85	225.60	240.77	256.36	272.37	288.80	97
83	61.41	79.10	98.40	120.07	143.63	156.05	169.12	182.61	196.52	210.85	225.60	240.77	256.36	272.37	288.80	305.65	98
84	72.42	89.77	110.78	134.94	156.05	169.12	182.61	196.52	210.85	225.60	240.77	256.36	272.37	288.80	305.65	322.92	99
85	84.92	104.82	124.48	151.33	169.12	182.61	196.52	210.85	225.60	240.77	256.36	272.37	288.80	305.65	322.92	340.61	100

C-1-3

SCHEDULE C
US 75-80, BASIC SELECT & ULTIMATE, AGGREGATE AGE NEAREST BIRTHDAY, GENDER DISTINCT MORTALITY TABLES

PART 2	-	FEMALE RATES

Extended Basic US 1975-80 Select and Ultimate Automatic YRT Rates

Female Aggregate	Age Nearest Birthday

	Policy Year																Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16+	Age
0	0.93	0.34	0.30	0.27	0.24	0.22	0.20	0.18	0.18	0.18	0.19	02.1	0.24	0.27	0.32	0.36	15
1	0.34	0.30	0.27	0.24	0.22	0.20	0.18	0.18	0.18	0.19	0.21	02.4	0.27	0.32	0.36	0.40	16
2	0.28	0.27	0.24	0.22	0.20	0.18	0.18	0.18	0.19	0.21	0.24	0.27	0.32	0.36	0.40	0.44	17
3	0.24	0.24	0.22	0.20	0.18	0.18	0.18	0.19	0.21	0.24	0.27	0.32	0.36	0.40	0.44	0.47	18
4	0.22	0.22	0.20	0.18	0.18	0.18	0.19	0.21	0.24	0.27	0.32	0.36	0.40	0.44	0.47	0.49	19
5	0.20	0.20	0.18	0.18	0.18	0.19	0.21	0.24	0.27	0.32	0.36	0.40	0.44	0.47	0.49	0.51	20
6	0.19	0.18	0.18	0.18	0.19	0.21	0.24	0.27	0.32	0.36	0.40	0.44	0.47	0.49	0.51	0.52	21
7	0.17	0.18	0.18	0.19	0.21	0.24	0.27	0.32	0.36	0.40	0.44	0.47	0.49	0.51	0.52	0.53	22
8	0.16	0.18	0.19	0.21	0.24	0.27	0.32	0.36	0.40	0.44	0.47	0.49	0.51	0.52	0.53	0.53	23
9	0.16	0.19	0.21	0.24	0.27	0.32	0.36	0.40	0.44	0.47	0.49	0.51	0.52	0.53	0.53	0.53	24
10	0.16	0.21	0.24	0.27	0.32	0.36	0.40	0.44	0.47	0.49	0.51	0.52	0.53	0.53	0.53	0.53	25
11	0.17	0.24	0.27	0.32	0.36	0.40	0.44	0.47	0.49	0.51	0.52	0.53	0.53	0.53	0.53	0.53	26
12	0.18	0.27	0.32	0.36	0.40	0.44	0.47	0.49	0.51	0.52	0.53	0.53	0.53	0.53	0.53	0.53	27
13	0.21	0.31	0.35	0.38	0.42	0.45	0.47	0.49	0.52	0.53	0.53	0.53	0.53	0.53	0.53	0.53	28
14	0.25	0.33	0.37	0.40	0.43	0.45	0.47	0.48	0.53	0.53	0.53	0.53	0.53	0.53	0.53	0.54	29
15	0.28	0.35	0.39	0.41	0.43	0.45	0.46	0.48	0.53	0.53	0.53	0.53	0.53	0.53	0.54	0.55	30
16	0.32	0.37	0.39	0.41	0.42	0.43	0.45	0.46	0.53	0.53	0.53	0.53	0.53	0.54	0.55	0.58	31
17	0.36	0.37	0.39	0.40	0.41	0.42	0.43	0.44	0.53	0.53	0.53	0.53	0.54	0.55	0.58	0.61	32
18	0.36	0.37	0.39	0.40	0.41	0.42	0.43	0.44	0.51	0.52	0.53	0.54	0.55	0.58	0.61	0.65	33
19	0.36	0.37	0.39	0.40	0.41	0.42	0.43	0.44	0.50	0.50	0.54	0.55	0.58	0.61	0.65	0.70	34
20	0.35	0.36	0.38	0.39	0.41	0.41	0.43	0.44	0.48	0.50	0.55	0.58	0.61	0.65	0.70	0.77	35
21	0.34	0.36	0.37	0.39	0.40	0.41	0.43	0.44	0.47	0.49	0.58	0.61	0.65	0.70	0.77	0.84	36
22	0.32	0.34	0.36	0.38	0.40	0.41	0.43	0.45	0.46	0.50	0.61	0.65	0.70	0.77	0.84	0.93	37
23	0.32	0.34	0.37	0.39	0.41	0.42	0.45	0.46	0.50	0.55	0.65	0.70	0.77	0.84	0.93	1.03	38
24	0.31	0.34	0.38	0.40	0.42	0.45	0.46	0.50	0.55	0.59	0.70	0.77	0.84	0.93	1.03	1.15	39
25	0.31	0.35	0.39	0.41	0.44	0.46	0.50	0.55	0.59	0.63	0.77	0.84	0.93	1.03	1.15	1.29	40
26	0.30	0.35	0.39	0.43	0.46	0.30	0.55	0.59	0.63	0.69	0.84	0.93	1.03	1.15	1.29	1.45	41
27	0.30	0.35	0.41	0.45	0.50	0.55	0.59	0.63	0.66	0.76	0.93	1.03	1.15	1.29	1.45	1.62	42
28	0.31	0.36	0.42	0.48	0.53	0.59	0.63	0.66	0.76	0.86	1.03	1.15	1.29	1.45	1.62	1.79	43
29	0.32	0.37	0.44	0.51	0.57	0.63	0.66	0.76	0.86	0.97	1.15	1.29	1.45	1.62	1.79	1.96	44
30	0.33	0.39	0.47	0.54	0.62	0.66	0.76	0.86	0.97	1.08	1.29	1.45	1.62	1.79	1.96	2.14	45
31	0.35	0.41	0.50	0.59	0.66	0.76	0.86	0.97	1.08	1.19	1.45	1.62	1.79	1.96	2.14	2.33	46
32	0.38	0.44	0.54	0.65	0.76	0.86	0.97	1.08	1.19	1.31	1.62	1.79	1.96	2.14	2.33	2.52	47
33	0.39	0.46	0.57	0.69	0.82	0.93	1.07	1.19	1.31	1.48	1.77	1.94	2.12	2.33	2.52	2.72	48
34	0.41	0.49	0.60	0.74	0.88	1.02	1.18	1.31	1.48	1.64	1.92	2.10	2.30	2.51	2.72	2.93	49

C-2-1

Extended Basic US 1975-80 Select and Ultimate Automatic YRT Rates

Female Aggregate	Age Nearest Birthday

	Policy Year																Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16+	Age
35	0.43	0.51	0.63	0.79	0.95	1.12	1.30	1.48	1.64	1.81	2.07	2.27	2.46	2.71	2.92	3.17	50
36	0.45	0.54	0.67	0.85	1.04	1.23	1.43	1.63	1.81	2.00	2.23	2.43	2.64	2.92	3.16	3.43	51
37	0.48	0.58	0.71	0.92	1.13	1.35	1.56	1.77	1.98	2.19	2.39	2.60	2.82	3.15	3.42	3.71	52
38	0.51	0.64	0.80	1.04	1.26	1.49	1.70	1.92	2.14	2.35	2.56	2.78	3.02	3.38	3.66	4.04	53
39	0.55	0.72	0.89	1.16	1.39	1.63	1.85	2.08	2.30	2.52	2.74	2.98	3.23	3.62	3.94	4.40	54
40	0.60	0.80	1.00	1.28	1.52	1.78	2.01	2.24	2.46	2.69	2.94	3.19	3.46	3.91	4.25	4.80	55
41	0.65	0.89	1.10	1.41	1.66	1.94	2.17	2.41	2.63	2.89	3.15	3.42	3.72	4.23	4.58	5.23	56
42	0.70	0.98	1.20	1.54	1.80	2.10	2.33	2.58	2.83	3.10	3.38	3.69	4.01	4.57	4.94	5.70	57
43	0.76	1.05	1.29	1.63	1.90	2.20	2.45	2.74	3.01	3.31	3.64	3.98	4.34	4.94	5.37	6.22	58
44	0.81	1.12	1.39	1.71	2.00	2.30	2.59	2.90	3.21	3.55	3.92	4.30	4.69	5.37	5.85	6.78	59
45	0.86	1.19	1.48	1.79	2.10	2.42	2.73	3.07	3.43	3.82	4.23	4.64	5.07	5.83	6.36	7.37	60
46	0.91	1.26	1.58	1.86	2.22	2.53	2.88	3.28	3.67	4.11	4.55	5.01	5.49	6.32	6.89	8.00	61
47	0.96	1.33	1.68	1.95	2.34	2.65	3.06	3.49	3.94	4.41	4.90	5.41	5.94	6.84	7.46	8.67	62
48	1.00	1.39	1.76	2.04	2.45	2.82	3.27	3.76	4.20	4.70	5.23	5.77	6.31	7.25	7.88	9.38	63
49	1.05	1.46	1.83	2.13	2.58	3.00	3.50	4.04	4.48	5.02	5.57	6.13	6.70	7.67	8.30	10.15	64
50	1.10	1.53	1.91	2.24	2.72	3.20	3.74	4.35	4.78	5.34	5.92	6.50	7.09	8.09	8.75	10.99	65
51	1.15	1.60	2.01	2.35	2.86	3.40	4.00	4.68	5.09	5.67	6.28	6.88	7.49	8.53	9.21	11.91	66
52	1.20	1.68	2.10	2.47	3.01	3.61	4.28	5.03	5.40	6.01	6.64	7.27	7.91	9.00	9.70	12.92	67
53	1.26	1.76	2.22	2.65	3.23	3.87	4.57	5.34	5.77	6.41	7.05	7.75	8.47	9.68	10.50	14.03	68
54	1.32	1.85	2.35	2.84	3.47	4.15	4.87	5.65	6.15	6.81	7.49	8.26	9.07	10.43	11.37	15.25	69
55	1.38	1.93	2.48	3.05	3.72	4.43	5.18	5.97	6.55	7.25	7.96	8.81	9.72	11.24	12.33	16.63	70
56	1.45	2.02	2.62	3.27	3.97	4.72	5.50	6.29	6.97	7.71	8.46	9.40	10.43	12.13	13.41	18.21	71
57	1.51	2.11	2.76	3.49	4.24	5.02	5.82	6.62	7.42	8.21	9.00	10.04	11.20	13.13	14.65	20.04	72
58	1.63	2.29	2.99	3.76	4.54	5.34	6.18	7.03	7.88	8.71	9.76	10.86	12.11	14.18	15.84	22.17	73
59	1.75	2.48	3.24	4.04	4.85	5.69	6.57	7.46	8.36	9.25	10.60	11.79	13.14	15.40	17.21	24.65	74
60	1.88	2.68	3.50	4.34	5.18	6.06	6.98	7.93	8.89	9.83	11.55	12.85	14.33	16.80	18.78	27.53	75
61	2.01	2.90	3.77	4.66	5.54	6.45	7.42	8.43	9.45	10.47	12.64	14.08	15.70	18.42	20.59	30.86	76
62	2.15	3.12	4.07	5.01	5.93	6.88	7.90	8.97	10.07	11.19	13.90	15.50	17.30	20.28	22.64	34.96	77
63	2.27	3.27	4.26	5.24	6.21	7.22	8.30	9.49	10.75	12.11	15.04	16.80	18.79	22.08	24.73	39.07	78
64	2.40	3.43	4.46	5.48	6.50	7.57	8.75	10.07	11.53	13.17	16.34	18.28	20.47	20.49	27.05	44.00	79
65	2.59	3.59	4.66	5.73	6.80	7.95	9.24	10.72	12.43	14.38	17.83	19.94	22.34	26.30	29.55	49.48	80
66	2.67	3.76	4.88	5.99	7.12	8.37	9.80	11.47	13.45	15.78	19.51	21.81	24.41	28.69	32.20	55.51	81
67	2.82	3.94	5.10	6.27	7.48	8.85	10.43	12.32	14.61	17.37	21.40	23.87	26.64	31.21	34.98	62.09	82
68	3.06	4.28	5.56	6.87	8.23	9.79	11.60	13.76	16.38	19.53	23.87	26.64	29.96	34.98	39.13	69.22	83
69	3.33	4.67	6.09	7.56	9.11	10.89	12.95	15.42	18A1	21.99	26.64	29.96	33.61	39.13	43.62	76.90	84

C-2-2

Extended Basic US 1975-80 Select and Ultimate Automatic YRT Rates

Female Aggregate	Age Nearest Birthday

	Policy Year																Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16+	Age
70	3.63	5.11	6.70	8.36	10.13	12.16	14.52	17.34	20.73	24.77	29.96	33.61	37.59	43.62	48.46	85.18	85
71	5.01	7.70	10.44	13.52	16.24	19.36	24.15	28.95	35.02	41.07	47.96	55.76	64.57	74.44	85.13	93.91	86
72	6.01	8.87	12.38	15.87	19.26	23.05	28.68	34.23	41.07	47.96	55.76	64.51	74.32	85.13	93.91	103.24	87
73	7.20	10.35	14.68	18.73	22.84	27.42	33.97	40.33	47.96	55.76	64.51	74.28	85.13	93.91	103.24	113.12	88
74	8.63	12.39	17.32	22.10	27.06	32.52	40.08	47.30	55.76	64.51	74.28	85.13	93.91	103.24	113.12	123.55	89
75	10.32	14.81	20.43	26.07	31.97	38.41	47.07	55.20	64.51	74.28	85.13	93.91	103.24	113.12	123.55	134.53	90
76	12.34	17.69	24.09	30.69	37.65	45.16	55.01	64.10	74.28	85.13	93.91	103.24	113.12	123.55	134.53	146.06	91
77	14.74	20.71	28.36	36.01	44.13	52.83	63.96	74.06	85.13	93.91	103.24	113.12	123.55	134.53	146.06	158.14	92
78	17.58	24.64	33.26	42.08	51.48	61.48	73.98	85.13	93.91	103.24	113.12	123.55	134.53	146.06	158.14	170.77	93
79	21.12	29.19	38.86	48.95	59.76	71.17	85.13	93.91	103.24	113.12	123.55	134.53	146.06	158.14	170.77	183.95	94
80	25.23	32.42	45.19	56.66	69.02	81.96	93.91	103.24	113.12	123.55	134.53	146.06	158.14	170.77	183.95	197.68	95
81	29.98	40.36	52.30	65.27	79.31	93.91	103.24	113.12	123.55	134.53	146.06	158.14	170.77	183.95	197.68	211.96	96
82	35.39	47.07	60.24	74.83	90.70	103.24	113.12	123.55	134.53	146.06	158.14	170.77	183.95	197.68	211.96	226.79	97
83	41.53	54.60	69.05	85.39	103.24	113.12	123.55	134.53	146.06	158.14	170.77	183.95	197.68	211.96	226.79	242.17	98
84	49.99	63.00	78.78	97.00	113.12	123.55	134.53	146.06	158.14	170.77	183.95	197.68	211.96	226.79	242.17	258.10	99
85	59.59	74.19	89.47	109.70	123.55	134.53	146.06	158.14	170.77	183.95	197.68	211.96	226.79	242.17	258.10	274.58	100

C-2-3

SCHEDULE D
US 75-80, BASIC SELECT & ULTIMATE, AGGREGATE AGE LAST BIRTHDAY, GENDER DISTINCT MORTALITY TABLES

PART 1	-	MALE RATES

Extended Basic US 1975-80 Select and Ultimate Automatic YRT Rates

Male Aggregate	Age Last Birthday

	Policy Year																Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16+	Age
0	1.12	0.70	0.47	0.37	0.32	0.31	0.28	0.27	0.27	0.28	0.33	0.38	0.46	0.66	0.85	0.85	15
1	0.46	0.43	0.38	0.27	0.23	0.23	0.23	0.25	0.28	0.33	0.38	0.46	0.66	0.80	1.08	1.08	16
2	0.34	0.35	0.31	0.23	0.23	0.23	0.25	0.28	0.33	0.38	0.46	0.62	0.80	1.04	1.18	1.18	17
3	0.33	0.28	0.25	0.23	0.21	0.25	0.28	0.33	0.38	0.46	0.61	0.74	1.04	1.17	1.27	1.27	18
4	0.28	0.24	0.23	0.21	0.25	0.28	0.33	0.38	0.44	0.61	0.74	0.95	1.11	1.26	1.34	1.34	19
5	0.23	0.23	0.23	0.25	0.28	0.33	0.38	0.43	0.61	0.74	0.95	1.08	1.17	1.32	1.39	1.39	20
6	0.22	0.22	0.21	0.28	0.33	0.38	0.43	0.58	0.74	0.95	1.08	1.15	1.21	1.36	1.41	1.41	21
7	0.19	0.21	0.25	0.33	0.38	0.43	0.57	0.72	0.91	1.08	1.15	1.20	1.23	1.38	1.41	1.41	22
8	0.19	0.21	0.26	0.37	0.43	0.57	0.72	0.91	1.06	1.15	1.20	1.23	1.28	1.37	1.39	1.39	23
9	0.20	0.23	0.30	0.43	0.57	0.72	0.91	1.06	1.14	1.20	1.23	1.28	1.32	1.34	1.36	1.36	24
10	0.21	0.27	0.34	0.57	0.72	0.91	1.06	1.14	1.19	1.23	1.28	1.32	1.33	1.30	1.32	1.32	25
11	0.26	0.32	0.40	0.72	0.91	1.06	1.14	1.19	1.23	1.28	1.32	1.33	1.28	1.25	1.27	1.27	26
12	0.31	0.40	0.57	0.90	1.06	1.14	1.19	1.22	1.28	1.32	1.33	1.28	1.23	1.19	1.22	1.22	27
13	0.38	0.57	0.72	1.02	1.12	1.18	1.21	1.22	1.26	1.28	1.28	1.23	1.18	1.15	1.19	1.19	28
14	0.55	0.72	0.90	1.08	1.16	1.20	1.21	1.20	1.22	1.22	1.22	1.17	1.14	1.13	1.16	1.16	29
15	0.72	0.90	1.02	1.13	1.17	1.20	1.19	1.17	1.17	1.16	1.16	1.12	1.11	1.11	1.13	1.13	30
16	0.90	1.02	1.08	1.17	1.17	1.18	1.15	1.13	1.11	1.10	1.09	1.08	1.09	1.09	1.12	1.12	31
17	1.02	1.08	1.13	1.16	1.14	1.14	1.11	1.08	1.05	1.03	1.05	1.04	1.06	1.09	1.12	1.12	32
18	1.01	1.06	1.09	1.10	1.07	1.07	1.04	1.01	0.99	0.99	1.01	1.00	1.04	1.09	1.13	1.13	33
19	0.97	1.01	1.02	1.02	1.00	0.99	0.96	0.95	0.95	0.96	0.97	0.98	1.03	1.09	1.16	1.16	34
20	0.91	0.94	0.94	0.94	0.93	0.91	0.89	0.90	0.91	0.93	0.95	0.98	1.03	1.12	1.20	1.20	35
21	0.83	0.85	0.85	0.86	0.85	0.83	0.86	0.86	0.87	0.91	0.94	0.97	1.05	1.16	1.25	1.25	36
22	0.73	0.75	0.75	0.77	0.77	0.77	0.78	0.81	0.85	0.90	0.94	0.99	1.08	1.20	1.32	1.32	37
23	0.73	0.74	0.74	0.76	0.77	0.77	0.78	0.82	0.87	0.92	0.98	1.04	1.14	1.27	1.41	1.41	38
24	0.73	0.73	0.73	0.76	0.77	0.78	0.80	0.84	0.90	0.96	1.03	1.10	1.22	1.36	1.51	1.51	39
25	0.71	0.71	0.72	0.75	0.77	0.80	0.82	0.87	0.95	1.01	1.09	1.18	1.33	1.47	1.63	1.63	40
26	0.70	0.69	0.71	0.75	0.78	0.82	0.85	0.92	1.00	1.07	1.16	1.29	1.44	1.59	1.79	1.79	41
27	0.68	0.68	0.71	0.76	0.80	0.85	0.90	0.97	1.07	1.15	1.26	1.40	1.58	1.75	1.97	1.97	42
28	0.66	0.68	0.72	0.80	0.84	0.90	0.97	1.06	1.15	1.26	1.38	1.53	1.74	1.94	2.19	2.19	43
29	0.65	0.68	0.75	0.84	0.90	0.97	1.06	1.15	1.26	1.38	1.52	1.70	1.94	2.17	2.45	2.45	44
30	0.63	0.68	0.78	0.90	0.97	1.06	1.15	1.25	1.38	1.52	1.70	1.94	2.17	2.42	2.74	2.74	45
31	0.63	0.70	0.82	0.97	1.06	1.15	1.25	1.38	1.52	1.70	1.94	2.17	2.42	2.71	3.07	3.07	46
32	0.63	0.72	0.87	1.06	1.15	1.25	1.38	1.51	1.70	1.94	2.17	2.42	2.71	3.03	3.43	3.43	47
33	0.63	0.74	0.91	1.14	1.25	1.36	1.50	1.67	1.87	2.14	2.41	2.69	3.03	3.39	3.82	3.82	48
34	0.64	0.76	0.96	1.24	1.36	1.49	1.66	1.86	2.10	2.37	2.67	3.00	3.38	3.77	4.24	4.24	49

D-1-1

Extended Basic US 1975-80 Select and Ultimate Automatic YRT Rates

Male Aggregate	Age Last Birthday

	Policy Year																Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16+	Age
35	0.65	0.79	1.03	1.20	1.35	1.49	1.66	1.86	2.10	2.33	2.63	2.96	3.34	3.75	4.19	4.69	50
36	0.67	0.83	1.12	1.31	1.49	1.66	1.86	2.10	2.33	2.63	2.92	3.28	3.70	4.16	4.63	5.18	51
37	0.70	0.88	1.21	1.44	1.66	1.86	2.10	2.33	2.63	2.92	3.23	3.62	4.09	4.59	5.12	5.72	52
38	0.74	0.94	1.29	1.55	1.78	2.01	2.27	2.52	2.84	3.16	3.52	3.96	4.49	5.06	5.64	6.31	53
39	0.78	1.00	1.40	1.68	1.93	2.18	2.45	2.72	3.06	3.41	3.82	4.31	4.92	5.37	6.22	6.94	54
40	0.83	1.09	1.53	1.83	2.11	2.36	2.65	2.93	3.27	3.67	4.12	4.69	5.39	6.13	6.82	7.64	55
41	0.89	1.20	1.68	2.01	2.29	2.56	2.86	3.14	3.49	3.92	4.45	5.09	5.90	6.72	7.50	8.42	56
42	0.97	1.32	1.86	2.21	2.50	2.77	3.06	3.35	3.70	4.18	4.79	5.53	6.44	7.38	8.25	9.28	57
43	1.05	1.46	2.02	2.41	2.74	3.04	3.35	3.66	4.03	4.55	5.21	5.99	6.96	7.97	8.93	10.24	58
44	1.14	1.62	2.20	2.63	2.98	3.32	3.66	3.98	4.39	4.94	5.66	6.30	7.54	8.60	9.67	11.32	59
45	1.23	1.81	2.39	2.85	3.24	3.61	3.98	4.34	4.77	5.35	6.15	7.06	8.16	9.30	10.49	12..53	60
46	1.33	2.00	2.58	3.08	3.51	3.92	4.34	4.73	5.17	5.80	6.68	7.66	8.83	10.06	11.39	13.87	61
47	1.44	2.21	2.77	3.31	3.79	4.26	4.73	5.12	5.61	6.29	7.26	8.32	9.58	10.89	12.36	15.32	62
48	1.55	2.32	2.90	3.48	4.02	4.53	5.06	5.54	6.13	6.89	8.04	9.23	10.57	11.94	13.41	16.89	63
49	1.66	2.42	3.03	3.64	4.24	4.81	5.41	5.99	6.69	7.55	8.91	10.26	11.67	13.06	14.53	18.61	64
50	1.77	2.51	3.15	3.80	4.46	5.09	5.78	6.48	7.31	8.30	9.90	11.41	12.85	14.25	15.72	20.49	65
51	1.88	2.59	3.26	3.94	4.69	5.39	6.18	7.02	8.01	9.13	10.99	12.65	14.12	15.54	16.98	22.56	66
52	1.99	2.66	3.35	4.08	4.92	5.70	6.60	7.61	8.78	10.04	12.18	14.00	15.51	16.94	18.35	24.85	67
53	2.15	2.89	3.66	4.47	5.38	6.22	7.22	8.32	9.57	10.98	13.29	15.31	16.94	18.35	20.53	27.37	68
54	2.31	3.13	4.00	4.90	5.89	6.81	7.90	9.09	10.42	11.98	14.48	16.73	18.35	20.53	22.96	30.13	69
55	2.49	3.40	4.37	5.37	6.47	7.46	8.65	9.91	11.31	13.06	15.77	18.29	20.53	22.85	25.67	33.13	70
56	2.68	3.70	4.78	5.91	7.10	8.16	9.44	10.78	12.26	14.23	17.18	19.99	22.70	25.23	28.65	36.34	71
57	2.89	4.02	5.24	6.50	7.80	8.92	10.29	11.72	13.29	15.50	18.71	21.85	24.96	27.83	31.89	39.80	72
58	3.05	4.30	5.78	7.12	8.58	9.62	11.05	12.58	14.24	16.56	19.88	23.10	26.39	29.47	33.93	43.57	73
59	3.22	4.60	6.37	7.78	9.42	10.36	11.84	13.48	15.26	17.68	21.09	24.35	27.80	31.11	36.05	47.72	74
60	3.40	4.91	7.01	8.49	10.34	11.15	12.69	14.45	16.34	18.85	22.31	25.55	29.18	32.79	38.29	52.31	75
61	3.57	5.22	7.69	9.25	11.15	12.44	13.59	15.48	17.47	20.04	23.51	26.72	30.56	34.52	40.66	57.37	76
62	3.74	5.54	8.44	10.07	12.44	12.89	14.54	16.56	18.64	21.24	24.70	27.87	31.96	36.31	43.15	62.94	77
63	4.15	6.18	9.21	11.19	12.89	14.50	16.42	18.63	21.03	23.56	27.15	30.60	35.16	40.29	47.22	69.02	78
64	4.59	6.88	10.04	12.43	14.50	16.29	18.52	20.91	23.56	26.17	29.85	33.67	38.70	44.72	51.64	75.60	79
65	5.08	7.66	10.96	13.82	16.29	18.27	20.82	23.41	26.17	29.29	33.67	36.95	42.60	49.60	56.42	82.69	80
66	5.63	8.53	11.96	15.34	18.27	20.62	23.35	26.17	29.29	33.67	36.18	40.63	46.88	54.95	61.55	90.24	81
67	6.23	9.50	13.04	17.02	20.62	22.82	26.17	29.29	33.67	35.69	39.85	44.66	51.53	60.78	66.99	98.24	82
68	6.86	10.46	14.34	18.67	22.58	24.98	28.66	32.11	35.69	39.16	43.70	48.92	56.36	66.33	72.93	106.88	83
69	7.55	11.50	15.73	20.45	24.72	27.36	31.42	35.21	39.16	42.94	47.87	53.51	61.51	72.21	79.34	116.36	84

D-1-2

Extended Basic US 1975-80 Select and Ultimate Automatic YRT Rates

Male Aggregate	Age Last Birthday

	Policy Year																Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16+	Age
70	8.31	12.61	17.23	22.38	27.08	29.99	34.46	38.63	42.94	47.03	52.35	58.39	66.96	78.56	86.38	126.68	85
71	10.47	15.62	21.23	26.87	31.79	37.10	45.06	52.48	61.52	70.10	79.36	89.95	101.57	114.38	126.68	137.84	86
72	12.46	17.88	24.74	30.99	36.83	43.05	52.03	60.28	70.10	79.56	89.95	101.50	114.49	126.68	137.84	149.84	87
73	14.73	20.79	28.66	35.72	42.56	49.78	59.87	68.99	79.56	89.95	101.50	114.47	126.68	137.84	149.84	162.59	88
74	17.32	24.36	33.02	41.10	49.03	57.35	68.62	78.63	89.95	101.50	114.47	126.68	137.84	149.84	162.59	175.87	89
75	20.30	28.44	37.98	47.15	56.29	65.81	78.31	89.23	101.50	114.47	126.68	137.84	149.84	162.59	175.87	18937	90
76	23.70	32.76	43.56	53.93	64.39	75.18	88.98	101.03	114.47	126.68	137.84	149.84	162.59	175.87	189.57	203.69	91
77	27.57	37.66	49.82	61.49	73.35	85.50	100.87	114.30	126.68	137.84	149.84	16239	175.87	189.57	203.69	218.23	92
78	32.14	43.52	56.79	69.83	83.20	97.00	114.24	126.68	137.84	149.84	162.59	175.87	189.57	203.69	218.23	233.19	93
79	37.47	50.08	64.48	78.99	94.18	109.95	126.68	137.84	149.84	162.59	175.87	189.57	203.69	218.23	233.19	248.57	94
80	43.47	57.36	72.91	89.17	106.51	124.42	137.84	149.84	162.59	175.87	189.57	203.69	218.23	233.19	248.57	264.37	95
81	50.14	65.39	82.30	100.60	120.28	137.84	149:84	16239	175.87	189.57	203.69	218.23	233.19	248.57	264.37	280.59	96
82	57.53	74.35	92.83	113.35	135.58	149.84	162.59	175.87	189.57	203.69	218.23	233.19	248.57	264.37	280.59	297.23	97
83	66.91	84.44	104.59	127.51	149.84	162.59	175.87	189.57	203.69	218.23	233.19	248.57	264.37	280.39	297.23	314.29	98
84	78.67	97.04	117.63	143.14	162.59	175.87	189.57	203.69	218.23	233.19	248.57	264.37	280.59	297.23	314.29	331.77	99
85	91.98	111.05	132.03	160.23	175.87	189.57	203.69	218.23	233.19	248.57	264.37	280.59	297.23	314.29	331.77	349.67	100

D-1-3

SCHEDULE D

US 75-80, BASIC SELECT & ULTIMATE, AGGREGATE AGE LAST BIRTHDAY,
GENDER DISTINCT MORTALITY TABLES

PART 2	-	FEMALE RATES

Extended Basic US 1975-80 Select and Ultimate Automatic YRT Rates

Female Aggregate	Age Nearest Birthday

	Policy Year																Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16+	Age
0	0.84	0.33	0.30	0.27	0.24	0.22	0.20	0.18	0.19	0.19	0.21	0.23	0.26	0.29	0.34	0.38	15
1	0.32	0.29	0.26	0.23	0.22	0.20	0.18	0.19	0.19	0.21	0.23	0.26	0.29	0.34	0.38	0.42	16
2	0.27	0.26	0.23	0.22	0.20	0.18	0.19	0.19	0.21	0.23	0.26	0.29	0.34	0.38	0.42	0.46	17
3	0.23	0.23	0.22	0.20	0.18	0.19	0.19	0.21	0.23	0.26	0.29	0.34	0.38	0.41	0.45	0.48	18
4	0.21	0.21	0.20	0.18	0.19	0.19	0.21	0.23	0.26	0.29	0.34	0.38	0.41	0.45	0.48	0.50	19
5	0.20	0.20	0.18	0.19	0.19	0.21	0.23	0.26	0.29	0.34	0.38	0.41	0.45	0.48	0.49	0.52	20
6	0.18	0.18	0.19	0.19	0.21	0.23	0.26	0.29	0.34	0.38	0.41	0.45	0.48	0.49	0.51	0.53	21
7	0.17	0.19	0.19	0.21	0.23	0.26	0.29	0.34	0.38	0.41	0.45	0.48	0.49	0.51	0.52	0.53	22
8	0.17	0.19	0.21	0.23	0.26	0.29	0.34	0.38	0.41	0.45	0.47	0.49	0.51	0.52	0.53	0.53	23
9	0.17	0.21	0.23	0.25	0.28	0.33	0.38	0.41	0.45	0.47	0.49	0.51	0.52	0.53	0.53	0.53	24
10	0.18	0.23	0.25	0.28	0.33	0.37	0.41	0.45	0.47	0.49	0.51	0.52	0.53	0.53	0.53	0.53	25
11	0.18	0.25	0.28	0.33	0.37	0.41	0.45	0.47	0.49	0.51	0.52	0.53	0.53	0.53	0.53	0.53	26
12	0.20	0.28	0.33	0.36	0.40	0.44	0.47	0.49	0.51	0.52	0.53	0.53	0.53	0.53	0.54	0.53	27
13	0.22	0.32	0.35	0.38	0.42	0.44	0.47	0.49	0.52	0.52	0.53	0.53	0.53	0.53	0.54	0.54	28
14	0.26	0.34	0.38	0.40	0.42	0.45	0.47	0.49	0.52	0.52	0.53	0.53	0.53	0.54	0.54	0.55	29
15	0.30	0.36	0.39	0.40	0.42	0.45	0.47	0.47	0.52	0.53	0.53	0.53	0.34	0.54	0.56	0.57	30
16	0.33	0.37	0.39	0.40	0.42	0.44	0.45	0.46	0.32	0.53	0.53	0.54	0.54	0.56	0.57	0.60	31
17	0.36	0.37	0.39	0.40	0.41	0.42	0.43	0.44	0.52	0.53	0.54	0.54	0.56	0.57	0.61	0.63	32
18	0.36	0.37	0.40	0.40	0.41	0.42	0.43	0.44	0.51	0.52	0.54	0.55	0.57	0.60	0.64	0.68	33
19	0.36	0.37	0.40	0.40	0.41	0.42	0.43	0.45	0.49	0.51	0.55	0.57	0.60	0.64	0.69	0.74	34
20	0.35	0.37	0.39	0.40	0.41	0.42	0.44	0.45	0.48	0.51	0.57	0.60	0.64	0.69	0.75	0.81	35
21	0.34	0.35	0.38	0.39	0.41	0.42	0.44	0.46	0.48	0.52	0.60	0.64	0.69	0.75	0.82	0.89	36
22	0.32	0.34	0.37	0.39	0.41	0.42	0.45	0.47	0.48	0.53	0.64	0.69	0.75	0.82	0.90	0.98	37
23	0.32	0.34	0.38	0.40	0.42	0.44	0.47	0.48	0.53	0.58	0.69	0.75	0.82	0.90	1.00	1.09	38
24	0.32	0.35	0.38	0.41	0.44	0.46	0.48	0.53	0.58	0.63	0.75	0.82	0.90	1.00	1.11	1.22	39
25	0.31	0.35	0.39	0.43	0.46	0.48	0.53	0.58	0.63	0.68	0.82	0.90	1.00	1.11	1.23	1.37	40
26	0.31	0.35	0.41	0.44	0.48	0.53	0.58	0.63	0.68	0.74	0.90	1.00	1.11	1.23	1.38	1.34	41
27	0.31	0.36	0.42	0.47	0.53	0.58	0.63	0.68	0.71	0.82	1.00	1.11	1.23	1.38	1.54	1.71	42
28	0.32	0.37	0.43	0.50	0.56	0.63	0.68	0.71	0.80	0.91	1.11	1.23	1.38	1.34	1.71	1.88	43
29	0.33	0.38	0.46	0.52	0.60	0.68	0.71	0.80	0.91	1.03	1.23	1.38	1.54	1.71	1.88	2.05	44
30	0.35	0.40	0.48	0.57	0.66	0.71	0.80	0.91	1.03	1.15	1.38	1.54	1.71	1.88	2.05	2.24	45
31	0.37	0.42	0.52	0.62	0.71	0.80	0.91	1.03	1.15	1.27	1.54	1.71	1.88	2.05	2.24	2.43	46
32	0.39	0.45	0.56	0.68	0.80	0.91	1.03	1.15	1.27	1.40	1.70	1.87	2.05	2.24	2.44	2.62	47
33	0.41	0.48	0.59	0.73	0.86	0.99	1.14	1.27	1.40	1.56	1.85	2.02	2.22	2.43	2.62	2.83	48
34	0.43	0.51	0.63	0.77	0.93	1.09	1.25	1.40	1.56	1.73	2.00	2.19	2.39	2.62	2.83	3.05	49

D-2-1

Extended Basic US 1975-80 Select and Ultimate Automatic YRT Rates

Female Aggregate	Age Nearest Birthday

	Policy Year																Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16+	Age
35	0.45	0.54	0.66	0.83	1.01	1.20	1.39	1.56	1.73	1.90	2.17	2.36	2.36	2.82	3.05	3.30	50
36	0.47	0.58	0.71	0.90	1.10	1.32	1.52	1.71	1.90	2.09	2.33	2.53	2.75	3.04	3.30	3.57	5I
37	0.50	0.62	0.76	0.98	1.20	1.43	1.64	1.85	2.07	2.28	2.49	2.71	2.94	3.29	3.57	3.88	52
38	0.54	0.69	0:85	1.10	1.33	1.57	1.78	2.01	2.23	2.44	2.67	2.89	3.15	3.53	3.84	4.22	53
39	0.58	0.76	0.95	1.22	1.45	1.70	1.93	2.17	2.39	2.62	2.85	3.10	3.37	3.80	4.13	4.60	54
40	0.63	0.85	1.05	1.33	1.58	1.86	2.08	2.32	2.56	2.80	3.06	3.33	3.62	4.10	4.46	5.02	55
41	0.68	0.94	1.15	1.45	1.71	2.01	2.23	2.49	2.74	3.01	3.28	3.58	3.90	4.44	4.81	5.47	56
42	0.73	1.02	1.25	1.58	1.85	2.16	2.40	2.67	2.94	3.23	3.53	3.86	4.20	4.80	5.19	5.96	57
43	0.78	1.09	1.35	1.67	1.95	2.27	2.53	2.83	1.13	3.46	3.79	4.16	4.54	5.19	5.62	6.50	58
44	0.83	1.16	1.44	1.74	2.26	2.37	2.67	3.01	3.34	3.70	4.08	4.49	4.89	5.61	6.09	7.08	59
45	0.89	1.23	1.53	1.83	2.16	2.49	2.83	3.20	3.57	3.97	4.39	4.83	5.28	6.07	6.60	7.69	60
46	0.93	1.30	1.62	1.91	2.28	2.61	3.00	3.41	3.82	4.26	4.72	5.20	5.70	6.55	7.12	8.34	61
47	0.98	1.37	1.72	2.00	2.41	2.75	3.18	3.64	4.09	4.57	5.07	5.60	6.14	7.06	7.68	9.03	62
48	1.03	1.43	1.80	2.10	2.54	2.92	3.40	3.91	4.36	4.87	5.41	5.97	6.53	7.50	8.14	9.77	63
49	1.07	1.50	1.88	2.21	2.68	3.11	3.64	4.20	4.65	5.20	5.77	6.35	6.94	7.94	8.61	10.57	64
50	1.12	1.56	1.97	2.32	2.82	3.32	3.89	4.51	4.96	5.54	6.13	6.74	7.36	8.41	9.10	11.45	65
51	1.17	1.64	2.07	2.44	2.98	3.53	4.15	4.84	5.28	5.88	6.50	7.14	7.79	8.89	9.63	12.42	66
52	1.23	1.72	2.17	2.57	3.13	3.75	4.43	5.19	5.60	6.23	6.88	7.55	8.24	9.41	10.20	13.48	67
53	1.29	1.81	2.30	2.76	3.36	4.02	4.73	5.51	5.98	6.63	7.33	8.06	8.84	10.14	11.03	14.64	68
54	1.36	1.91	2.44	2.96	3.61	4.31	5.04	5.83	6.37	7.06	7.81	8.62	9.49	10.93	11.94	15.94	69
55	1.43	2.01	2.58	3.18	3.87	4.60	5.36	6.16	6.78	7.50	8.33	9.23	10.20	11.80	12.96	17.42	70
56	1.50	2.11	2.74	3.41	4.13	4.90	5.69	6.51	7.22	7.99	8.89	9.88	10.96	12.76	14.12	19.13	71
57	1.57	2.21	2.89	3.64	4.41	5.21	6.03	6.86	7.69	8.51	9.49	10.59	11.81	13.85	15.45	21.11	72
58	1.69	2.39	3.12	3.91	4.71	5.54	6.40	7.28	8.17	9.05	10.28	11.45	12.76	14.97	16.71	23.41	73
59	1.82	2.58	3.36	4.19	5.02	5.88	6.79	7.74	8.69	9.63	11.16	12.42	13.25	16.25	18.16	26.09	74
60	1.94	2.77	3.61	4.48	5.35	6.25	7.21	8.22	9.24	10.27	12.16	13.55	15.11	17.72	19.83	29.20	75
61	2.08	2.98	3.28	4.80	5.70	6.65	7.67	8.74	9.84	10.99	13.31	14.84	16.55	19.42	21.73	32.78	76
62	2.22	3.20	4.17	5.14	6.09	7.08	8.15	9.31	10.52	11.81	14.65	16.34	18.23	21.37	23.87	36.88	77
63	2.36	3.38	4.40	5.42	6.42	7.47	8.61	9.88	14.24	12.74	15.86	17.73	19.83	23.30	26.11	41.54	78
64	2.51	3.58	4.65	5.72	6.77	7.89	9.12	10.52	12.06	13.80	17.25	19.31	21.63	25.45	28.57	46.74	79
65	2.67	3.79	4.91	6.03	7.15	8.35	9.70	1124	13.00	15.01	18.83	21.08	23.62	27.79	31.21	52.50	80
66	2.84	4.01	5.19	6.37	7.57	8.88	10.36	12.07	14.06	16.40	20.61	23.04	25.79	30.30	34.00	58.80	81
67	3.03	4.24	5.49	6.75	8.04	9.48	11.10	13.00	15.26	17.95	22.58	25.19	28.11	32.93	36.89	65.66	82
68	3.29	4.62	6.00	7.41	8.87	10.51	12.37	14.55	17.13	20.20	25.19	28.11	31.57	36.88	41.19	73.06	83
69	3.58	5.05	6.59	8.18	9.84	11.72	13.85	16.33	19.27	22.75	28.11	31.57	35.36	41.18	45.84	81.02	84

D-2-2

Extended Basic US 1975-80 Select and Ultimate Automatic YRT Rates

Female Aggregate	Age Nearest Birthday

	Policy Year																Att.
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16+	Age
70	3.92	5.54	7.27	9.07	10.97	13.11	15.54	18.38	21.71	25.59	31.57	35.36	39.49	45.83	50.83	89.52	85
71	5.51	8.28	11.4I	14.70	17.75	21.20	26.41	31.59	38.04	44.51	51.86	60.13	69.44	79.78	89.52	98.58	86
72	6.61	9.61	13.53	17.30	21.05	25.24	31.32	37.28	44.51	51.86	60.13	69.40	79.72	89.52	98.58	108.18	87
73	7.92	11.37	16.00	20.42	24.95	29.97	37.02	43.81	51.86	60.13	69.40	79.71	89.52	98.58	108.18	118.34	88
74	9.47	13.60	18.87	24.09	29.51	35.47	43.58	51.25	60.13	69.40	79.71	89.52	98.58	108.18	118.34	129.04	89
75	11.33	16.25	22.26	28.38	34.81	41.79	51.04	59.65	69.40	79.71	89.52	98.58	108.18	118.34	129.04	140.30	90
76	13.54	19.20	26.22	33.35	40.89	49.00	59.49	69.08	79.71	89.52	98.58	108.18	118.34	129.04	140.30	152.10	91
77	16.16	22.67	30.81	39.05	47.81	57.16	68.97	79.59	89.52	98.58	108.18	118.34	129.04	140.30	152.10	164.46	92
78	1935	26.92	36.06	45.51	55.62	66.32	79.55	89.52	98.58	108.18	11834	129.04	14030	152.10	164.46	17736	93
79	23.18	31.80	42.02	52.80	64.39	76.56	89.52	98.58	108.18	118.34	129.04	140.30	152.10	164.46	177.36	190.82	94
80	27.61	37.39	48.74	60.97	74.17	87.93	98.58	108.18	118.34	129.04	140.30	152.10	164.46	177.36	190.82	204.82	95
81	32.68	43.71	56.27	70.05	85.01	98.58	108.18	118.34	129.04	140.30	152.10	164.46	177.36	190.82	20412	219.38	96
82	38.46	50.83	64.64	80.11	96.97	108.18	118.34	129.04	140.30	152.10	164.46	177.36	190.82	204.82	219.38	234.48	97
83	45.76	58.80	73.91.	91.19	108.18	11834	129.04	140.30	152.10	164.46	177.36	190.82	204.82	219.38	234.48	250.14	98
84	54.79	68.59	84.13	103.35	118.34	129.04	140.30	152.10	164.46	177.36	190.82	204.82	219.38	234.48	250.14	266.34	99
85	65.01	79.42	95.33	116.62	129.04	140.30	152.10	164.46	177.36	190.82	204.82	219.38	234.48	250.14	26634	283.10	100

D-2-3

SCHEDULE E

IN-FORCE LIST OF LEVEL TERM POLICIES